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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 27, 1998 appearing on page 20 of Integrated Packaging Assembly Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ PRICE WATERHOUSE LLP
San Jose, California
March 27, 1998